AppFolio, Inc. Announces Second Quarter 2025 Financial Results

Strong revenue growth driven by Realm-X adoption through premium tiers and value added services

SANTA BARBARA, Calif., July 31, 2025 -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a technology leader powering the future of the real estate industry, today announced its financial results for the second quarter ended June 30, 2025.

"Our second quarter results reflect that we continue to win in the market,” said Shane Trigg, President and CEO, AppFolio. “Our customers are seeing tangible performance benefits by adopting our central, AI-native platform, with 96% of customers having used one or more of our AI-powered solutions. AppFolio is proving to be a competitive advantage for ambitious property management businesses.”

Financial Highlights for Second Quarter of 2025
•Revenue grew 19% year-over-year to $236 million.
•Total units under management grew 6% year-over-year to 8.9 million.
•GAAP operating income was $41 million, or 17.2% of revenue, compared to operating income of $36 million, or 18.3% of revenue in Q2 2024.
•Non-GAAP operating income was $62 million, or 26.2% of revenue, compared to non-GAAP operating income of $51 million, or 26.0% of revenue, in Q2 2024.
•Net cash provided by operating activities was $53 million, or 22.3% of revenue, compared to $51 million, or 25.8% of revenue, in Q2 2024.

Financial Outlook
Based on information available as of July 31, 2025, AppFolio's outlook for fiscal year 2025 follows:
•Full year revenue is expected to be in the range of $935 million to $945 million.
•Full year non-GAAP operating margin as a percentage of revenue is expected to be in the range of 24.5% to 26.5%.
•Diluted weighted average shares outstanding are expected to be approximately 37 million for the full year.

Conference Call Information
As previously announced, the Company will host a conference call today, July 31, 2025, at 2:00 p.m. Pacific Time (PT), 5:00 p.m. Eastern Time (ET), to discuss the Company’s second quarter financial results. A live webcast of the call will be available at: https://edge.media-server.com/mmc/p/ijgr58yt. To access the call by phone, please go to the following link: https://register-conf.media-server.com/register/BIdccd543a8ef7485c8f06cd2837c68ea9, and you will be provided with dial in details. A replay of the webcast will also be available for a limited time on AppFolio’s Investor Relations website at https://ir.appfolioinc.com/news-events/events.

The Company also provides announcements regarding its financial results and other matters, including SEC filings, investor events, and press releases, on its Investor Relations website at https://ir.appfolioinc.com/, as a means of disclosing material nonpublic information and for complying with AppFolio's disclosure obligations under Regulation FD.

About AppFolio
AppFolio is a technology leader powering the future of the real estate industry. Our innovative platform and trusted partnership enable our customers to connect communities, increase operational efficiency, and grow their business. For more information about AppFolio, visit ir.appfolioinc.com.

Investor Relations Contact:
Lori Barker
ir@appfolio.com

Use of Non-GAAP Financial Measures
Reconciliations of current and historical non-GAAP financial measures to AppFolio’s financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data. For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see the section of the tables entitled “Statement Regarding the Use of Non-GAAP Financial Measures.”

AppFolio is unable, at this time, to provide GAAP equivalent guidance measures on a forward-looking basis for non-GAAP operating margin because certain items that impact this measure are uncertain, out of our control, or cannot be reasonably predicted, such as charges related to stock-based compensation expense. The effect of these excluded items may be significant.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “future’” “predicts, “projects,” “target,” “seeks,” “contemplates,” “should,” “will,” “would” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to future operating results and financial position, including the Company's fiscal year 2025 financial outlook, anticipated future expenses and investments, the Company's business opportunities, the impact of the Company's strategic actions and initiatives, the potential benefits and effect of the Company's AI-powered solutions, and their impact on the Company’s plans, objectives, expectations and capabilities.

Forward-looking statements represent AppFolio's current beliefs and expectations based on information currently available and speak only as of the date the statement is made. Forward-looking statements are subject to numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. The risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to materially differ from those expressed or implied by these forward-looking statements include those risks, uncertainties and other factors described in the section entitled “Risk

Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 6, 2025, as such risk factors may be updated from time to time in our subsequent filings with the SEC, and the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recently filed Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as well as in the Company's other filings with the SEC. You should read this press release with the understanding that the Company's actual future results may be materially different from the results expressed or implied by these forward-looking statements.

The Company undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands)

	June 30, 2025	December 31, 2024
Assets
Current assets
Cash and cash equivalents	$73,478	$42,504
Investment securities—current	54,088	235,745
Accounts receivable, net	32,543	24,346
Prepaid expenses and other current assets	37,026	32,807
Total current assets	197,135	335,402
Property and equipment, net	22,641	24,483
Operating lease right-of-use assets	16,464	17,472
Capitalized software development costs, net	12,414	15,429
Goodwill	96,410	96,410
Intangible assets, net	43,942	49,057
Deferred income taxes	90,095	76,910
Long-term investments	77,033	2,033
Other long-term assets	11,269	9,482
Total assets	$567,403	$626,678
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$3,254	$2,378
Accrued employee expenses	25,784	30,157
Accrued expenses	18,103	14,658
Other current liabilities	20,448	16,087
Total current liabilities	67,589	63,280
Operating lease liabilities	35,180	37,476
Other liabilities	8,988	6,632
Total liabilities	111,757	107,388
Stockholders’ equity	455,646	519,290
Total liabilities and stockholders’ equity	$567,403	$626,678

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue(1)	$235,575	$197,375	$453,277	$384,805
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)(2)	83,827	69,601	163,325	134,247
Sales and marketing(2)	36,776	27,300	67,833	51,755
Research and product development(2)	46,674	39,522	90,432	77,417
General and administrative(2)	21,936	20,254	45,287	41,386
Depreciation and amortization	5,850	4,670	12,105	9,882
Total costs and operating expenses	195,063	161,347	378,982	314,687
Income from operations	40,512	36,028	74,295	70,118
Other (loss)/income, net	(11)	—	45	—
Interest income, net	1,466	3,476	4,419	6,468
Income before provision for income taxes	41,967	39,504	78,759	76,586
Provision for income taxes	5,987	9,839	11,396	8,258
Net income	$35,980	$29,665	$67,363	$68,328
Net income per common share:
Basic	$1.00	$0.82	$1.87	$1.89
Diluted	$0.99	$0.81	$1.85	$1.86
Weighted average common shares outstanding
Basic	35,922	36,241	36,111	36,164
Diluted	36,204	36,742	36,425	36,720
(1) The following table presents our revenue categories:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Core solutions	$52,473	$44,024	$101,986	$86,944
Value Added Services	180,145	151,620	344,851	293,951
Other	2,957	1,731	6,440	3,910
Total revenue	$235,575	$197,375	$453,277	$384,805

(2) Includes stock-based compensation expense as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$1,419	$1,175	$2,706	$2,135
Sales and marketing	3,045	1,703	5,893	3,213
Research and product development	8,176	6,472	15,107	12,154
General and administrative	5,659	5,444	10,964	10,766
Total stock-based compensation expense	$18,299	$14,794	$34,670	$28,268

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Cash from operating activities
Net income	$35,980	$29,665	$67,363	$68,328
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,850	4,670	12,105	9,881
Amortization of operating lease right-of-use assets	507	530	1,008	1,053
Amortization of costs capitalized to obtain revenue contracts, net	2,699	2,485	5,419	4,985
Deferred income taxes	(7,644)	—	(13,185)	—
Stock-based compensation, including as amortized	18,299	14,795	34,670	28,269
Other	(131)	(2,181)	(1,048)	(4,005)
Changes in operating assets and liabilities:
Accounts receivable	(5,081)	488	(8,197)	(4,982)
Prepaid expenses and other assets	(5,966)	(6,177)	(11,426)	172
Accounts payable	(1,694)	(296)	852	437
Operating lease liabilities	(1,051)	(943)	(2,102)	(1,418)
Accrued expenses and other liabilities	10,875	7,833	5,649	(8,897)
Net cash provided by operating activities	52,643	50,869	91,108	93,823
Cash from investing activities
Purchases of available-for-sale investments	(1,732)	(94,377)	(64,034)	(151,539)
Proceeds from sales of available-for-sale investments	99,944	—	202,662	—
Proceeds from maturities of available-for-sale investments	1,670	57,785	43,820	94,455
Purchases of property and equipment	(275)	(38)	(505)	(1,458)
Capitalization of software development costs	(842)	(1,404)	(1,478)	(2,529)
Purchases of long-term investments	(75,000)	—	(75,000)	—
Cash paid in business acquisition, net of cash acquired	—	—	(906)	—
Net cash used in investing activities	23,765	(38,034)	104,559	(61,071)
Cash from financing activities
Proceeds from stock option exercises	117	24	128	3,898
Tax withholding for net share settlement	(10,020)	(12,434)	(19,098)	(26,520)
Purchase of common stock	(49,960)	—	(145,723)	—
Net cash used in financing activities	(59,863)	(12,410)	(164,693)	(22,622)
Net decrease in cash, cash equivalents and restricted cash	16,545	425	30,974	10,130
Cash, cash equivalents and restricted cash
Beginning of period	57,183	59,464	42,754	49,759
End of period	$73,728	$59,889	$73,728	$59,889

RECONCILIATION FROM GAAP TO NON-GAAP RESULTS
(UNAUDITED)
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Costs and operating expenses:
GAAP cost of revenue (exclusive of depreciation and amortization)	$83,827	$69,601	$163,325	$134,247
Stock-based compensation expense	(1,419)	(1,175)	(2,706)	(2,135)
Non-GAAP cost of revenue (exclusive of depreciation and amortization)	$82,408	$68,426	$160,619	$132,112
GAAP cost of revenue (exclusive of depreciation and amortization) as a percentage of revenue	36%	35%	36%	35%
Non-GAAP cost of revenue (exclusive of depreciation and amortization) as a percentage of revenue	35%	35%	35%	34%

GAAP sales and marketing	$36,776	$27,300	$67,833	$51,755
Stock-based compensation expense	(3,045)	(1,703)	(5,893)	(3,213)
Non-GAAP sales and marketing	$33,731	$25,597	$61,940	$48,542
GAAP sales and marketing as a percentage of revenue	16%	14%	15%	13%
Non-GAAP sales and marketing as a percentage of revenue	14%	13%	14%	13%

GAAP research and product development	$46,674	$39,522	$90,432	$77,417
Stock-based compensation expense	(8,176)	(6,472)	(15,107)	(12,154)
Non-GAAP research and product development	$38,498	$33,050	$75,325	$65,263
GAAP research and product development as a percentage of revenue	20%	20%	20%	20%
Non-GAAP research and product development as a percentage of revenue	16%	17%	17%	17%

GAAP general and administrative	$21,936	$20,254	$45,287	$41,386
Stock-based compensation expense	(5,659)	(5,444)	(10,964)	(10,766)
Non-GAAP general and administrative	$16,277	$14,810	$34,323	$30,620
GAAP general and administrative as a percentage of revenue	9%	10%	10%	11%
Non-GAAP general and administrative as a percentage of revenue	7%	8%	8%	8%

GAAP depreciation and amortization	$5,850	$4,670	$12,105	$9,882
Amortization of stock-based compensation capitalized in software development costs	(241)	(471)	(482)	(989)
Amortization of purchased intangibles	(2,558)	(118)	(5,115)	(237)
Non-GAAP depreciation and amortization	$3,051	$4,081	$6,508	$8,656
GAAP depreciation and amortization as a percentage of revenue	2%	2%	3%	3%
Non-GAAP depreciation and amortization as a percentage of revenue	1%	2%	1%	2%

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Income from operations:
GAAP income from operations	$40,512	$36,028	$74,295	$70,118
Stock-based compensation expense	18,299	14,794	34,670	28,268
Amortization of stock-based compensation capitalized in software development costs	241	471	482	989
Amortization of purchased intangibles	2,558	118	5,115	237
Non-GAAP income from operations	$61,610	$51,411	$114,562	$99,612

Operating margin:
GAAP operating margin	17.2%	18.3%	16.4%	18.2%
Stock-based compensation expense as a percentage of revenue	7.8	7.4	7.7	7.3
Amortization of stock-based compensation capitalized in software development costs as a percentage of revenue	0.1	0.2	0.1	0.3
Amortization of purchased intangibles as a percentage of revenue	1.1	0.1	1.1	0.1
Non-GAAP operating margin	26.2%	26.0%	25.3%	25.9%

Net income (loss):
GAAP net income	$35,980	$29,665	$67,363	$68,328
Stock-based compensation expense	18,299	14,794	34,670	28,268
Amortization of stock-based compensation capitalized in software development costs	241	471	482	989
Amortization of purchased intangibles	2,558	118	5,115	237
Income tax effect of adjustments	(7,257)	(3,883)	(13,599)	(18,262)
Non-GAAP net income	$49,821	$41,165	$94,031	$79,560

Net income per share, basic:
GAAP net income per share, basic	$1.00	$0.82	$1.87	$1.89
Non-GAAP adjustments to net income	0.39	0.32	0.73	0.31
Non-GAAP net income per share, basic	$1.39	$1.14	$2.60	$2.20

Net income per share, diluted:
GAAP net income per share, diluted	$0.99	$0.81	$1.85	$1.86
Non-GAAP adjustments to net income	0.39	0.31	0.73	0.31
Non-GAAP net income per share, diluted	$1.38	$1.12	$2.58	$2.17

Weighted-average shares used in GAAP and non-GAAP per share calculation
Basic	35,922	36,241	36,111	36,164
Diluted	36,204	36,742	36,425	36,720

Statement Regarding the Use of Non-GAAP Financial Measures

We use the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•Non-GAAP presentation of income from operations, costs and operating expenses, operating margin, net income, and net income per share. These measures exclude certain non-cash or non-recurring items, including stock-based compensation expense, amortization of stock-based compensation capitalized in software development costs, amortization of purchased intangibles, and the related income tax effect of these adjustments, as applicable and described below. Non-GAAP operating margin is calculated as non-GAAP operating income from operations as a percentage of revenue.

We use each of these non-GAAP financial measures internally to assess and compare operating results across reporting periods, for internal budgeting and forecasting purposes, and to evaluate our financial performance. We believe these non-GAAP financial measures also provide useful supplemental information to investors and facilitate the analysis of our operating results and comparison of operating results across reporting periods.

In particular, we believe these non-GAAP financial measures are useful to investors and others in assessing our operating performance due to the following factors:

•Stock-based compensation expense and amortization of stock-based compensation capitalized in software development costs. We utilize stock-based compensation to attract and retain employees. It is principally aimed at aligning their interests with those of our stockholders while ensuring long-term retention, rather than to address operational performance for any particular period. As a result, stock-based compensation expenses vary for reasons that are generally unrelated to financial and operational performance in any particular period.

•Amortization of purchased intangibles. We view amortization of purchased intangible assets as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are evaluated for impairment regularly, amortization of the cost of purchased intangibles is an expense that is not typically affected by operations during any particular period.

•Income tax effects of adjustments. We utilize a fixed long-term projected tax rate in our computation of non-GAAP income tax effects to provide better consistency across interim reporting periods. In projecting this long-term non-GAAP tax rate, we utilize a financial projection that excludes the direct impact of other non-GAAP adjustments. The projected rate, which we have determined to be 21% and 25% for 2025 and 2024, respectively, considers other factors such as our current operating structure, existing tax positions in various jurisdictions, and key legislation in major jurisdictions where we operate. We periodically re-evaluate this tax rate, as necessary, for significant events, based on relevant tax law changes, and material changes in the forecasted geographic earnings mix.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because non-GAAP financial measures are not prepared in accordance with GAAP and can exclude expenses that may have a material impact on our reported financial results. As such, non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the historical non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the tables above. We encourage investors to review the reconciliation of these historical non-GAAP financial measures to their most directly comparable GAAP financial measures.

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